UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2005

                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


     West Virginia                0-16587                   55-0672148
-----------------------         ------------              -----------------
   (State or Other              (Commission               (I.R.S. Employer
    Jurisdiction)               File Number)              Identification)


                              300 North Main Street
                              Moorefield, WV 26836
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code
                                 (304) 530-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On July 20, 2005, Summit Financial Group, Inc. ("Summit") issued a News Release announcing its earnings for the second quarter and first six months of 2005. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.




Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         99       News Release issued on July 20, 2005




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUMMIT FINANCIAL GROUP, INC.


Date:  July 21, 2005                     By:   Julie R. Cook
                                              -------------------------------
                                                Julie R. Cook
                                                Vice President and
                                                Chief Accounting Officer